UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 25, 2006
                                                    -------------

                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


           Delaware                       1-7724                  39-0622040
           --------                       ------                  ----------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
--------- ---------------------------------------------

On July 25, 2006, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Announces 2006 Second-quarter Results; 2nd Quarter EPS of $0.20 includes charge of $0.40 for franchisee litigation; compares to EPS of $0.46 in 2nd Quarter of 2005." The text of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

The press release contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

The press release also contains information concerning the impacts of foreign currency translation on certain items of reported results, and this information may include non-GAAP financial measures. The Corporation presents information in this manner to show changes in these items of reported results apart from those related to the quarterly volatility of foreign currency changes.


Item 9.01 Financial Statements and Exhibits (furnished pursuant to Item 2.02)
--------- -------------------------------------------------------------------

(c)  Exhibits

        99     Press Release of Snap-on Incorporated, dated July 25, 2006

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SNAP-ON INCORPORATED


Date: July 25, 2006                    By:  /s/ Martin M. Ellen
                                          --------------------------------------
                                            Martin M. Ellen, Principal Financial
                                            Officer, Senior Vice President -
                                            Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

      99 Press Release of Snap-on Incorporated, dated July 25, 2006, entitled "Snap-on Announces 2006 Second-quarter Results; 2nd Quarter EPS of $0.20 includes charge of $0.40 for franchisee litigation; compares to EPS of $0.46 in 2nd Quarter of 2005."